Exhibit 99.2

Assurant Inc. (AIZ)

Financial Supplement as of March 31, 2004

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2004

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1
SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2
CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4
RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6
CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7
INVESTMENTS (unaudited)	12
INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	13

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Employee Benefits; Assurant Health, Assurant Preneed; and Assurant Solutions – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has approximately $24 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, which can be accessed on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, before the after-tax effect of net realized gains (losses) on investments and the after-tax effect of other unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. The restructuring included: a stock split and conversion of class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of common stock to Fortis in exchange for a capital contribution of $725.5 million; and the issuance of 68,976 shares of common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares), resulting in total outstanding shares of 142,208,676. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.

(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. Book value per share excluding AOCI, equals stockholders’ equity, less the after-tax effect of unrealized gains/(losses) on investments, foreign currency translation and pension underfunding, divided by common shares outstanding. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

(4) Pro Forma book value per share and Pro Forma book value per share excluding accumulated other comprehensive income (AOCI) have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. The restructuring included: a stock split and conversion of class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of common stock to Fortis in exchange for a capital contribution of $725.5 million; and the issuance of 68,976 shares of common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares), resulting in total outstanding shares of 142,208,676. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measure, book value per share.

1

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three Months Ended		For the Year Ended
	March 31,			December 31,
($ in thousands, except per share amounts)	2004	2003	2003	2002	2001
Net operating income (1)	$87,466	$76,473	$329,159	$327,013	$132,854
Net realized gains (losses) from investments	9,246	(3,236)	1,214	(76,942)	(77,360)
Gain on disposal of business	—	—	—	9,669	42,559
Expenses directly related to the initial public offering	(2,334)	—	(10,937)	—	—
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	(133,784)	—	—
Net income (loss) before cumulative effect of change in accounting principle	$94,378	$73,237	$185,652	$259,740	$98,053
Cumulative effect of change in accounting principle	—	—	—	(1,260,939)	—

Net income (loss)	$94,378	$73,237	$185,652	$(1,001,199)	$98,053

Total revenues	$1,857,560	$1,731,740	$7,066,213	$6,532,200	$6,186,874
PER SHARE AND SHARE DATA:
Basic and diluted earnings (loss) per share
Net income (loss)	$0.73	$0.67	$1.70	$(9.17)	$0.90
Net income (loss) before cumulative effect of change in accounting principle	$0.73	$0.67	$1.70	$2.38	$0.90
Net operating income	$0.68	$0.70	$3.01	$2.99	$1.22
Weighted average of common shares outstanding	129,521,599	109,222,276	109,222,276	109,222,276	109,222,276
Pro forma basic and diluted earnings (loss) per share (2)
Net income (loss)	$0.66	$0.51	$1.31	$(7.04)	$0.69
Net income (loss) before cumulative effect of change in accounting principle	$0.66	$0.51	$1.31	$1.83	$0.69
Net operating income	$0.62	$0.54	$2.31	$2.30	$0.93
Common shares outstanding	142,208,676	109,222,276	109,222,276	109,222,276	109,222,276
Shares issued in exchange for capital contribution	—	32,976,854	32,976,854	32,976,854	32,976,854
Vested shares issued pursuant to restricted stock grants	—	9,546	9,546	9,546	9,546

Pro forma common shares outstanding	142,208,676	142,208,676	142,208,676	142,208,676	142,208,676

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands, except per share amounts)	2004	2003	2002
Total assets	$23,704,277	$23,728,319	$22,279,055
Total stockholders’ equity	$3,549,457	$2,632,103	$2,555,059
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (4)	$3,549,457	$3,357,603	$3,280,559
Total stockholders’ equity (excluding AOCI) (3)	$3,133,697	$2,313,576	$2,310,074
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (excluding AOCI) (4)	$3,133,697	$3,039,076	$3,035,574
Basic and diluted book value per share	$24.96	$24.10	$23.39
Pro forma book value per share (4)	$24.96	$23.61	$23.07
Basic and diluted book value per share (excluding AOCI) (3)	$22.04	$21.18	$21.15
Pro forma book value per share (excluding AOCI) (4)	$22.04	$21.37	$21.35

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands)	2004	2003	2002
Assets
Investments and cash and cash equivalents	$11,944,214	$11,881,802	$10,694,772
Reinsurance recoverables	4,352,318	4,445,265	4,649,909
Deferred acquisition costs and value of business acquired	1,672,685	1,585,610	1,528,839
Goodwill	828,445	828,523	834,138
Assets held in separate accounts	3,794,806	3,805,058	3,411,616
Other assets	1,111,809	1,182,061	1,159,781

Total assets	23,704,277	23,728,319	22,279,055

Liabilities
Future policy benefits and expenses	6,162,963	6,235,140	5,806,847
Unearned premiums	3,170,594	3,133,847	3,207,636
Claims and benefits payable	3,503,805	3,512,809	3,374,140
Deferred gain on disposal of businesses	372,855	387,353	462,470
Debt	971,576	1,750,000	—
Mandatorily redeemable preferred securities of subsidiary trusts	—	196,224	1,446,074
Mandatorily redeemable preferred stock	24,160	24,160	24,660
Liabilities related to separate accounts	3,794,806	3,805,058	3,411,616
Accounts payable and other liabilities	2,154,061	2,051,615	1,990,553

Total liabilities	20,154,820	21,096,216	19,723,996
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,133,697	2,313,576	2,310,074
Accumulated other comprehensive income	415,760	318,527	244,985

Total stockholders’ equity	3,549,457	2,632,103	2,555,059

Total liabilities and stockholders’ equity	$23,704,277	$23,728,319	$22,279,055

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands, net of tax)	2004	2003	2003	2003	2003	2003	2002	2001
Assurant Solutions	$40,053	$33,085	$31,424	$34,057	$34,613	$133,189	$132,155	$98,187
Assurant Health	36,708	28,421	30,626	30,424	31,542	121,013	94,446	70,621
Assurant Employee Benefits	13,250	12,938	22,091	18,400	8,138	61,567	57,117	41,244
Assurant Preneed	6,456	8,159	8,857	9,874	9,132	36,022	49,658	54,277
Corporate and Other	(10,412)	(1,150)	9,980	(1,414)	(242)	7,174	18,723	(89,826)
Amortization of deferred gain on disposal of business	9,423	10,427	11,389	10,013	12,550	44,380	51,871	44,392
Interest expense and distributions on preferred securities of subsidiary trusts	(8,012)	(17,081)	(19,037)	(18,808)	(19,260)	(74,186)	(76,957)	(86,041)

Net operating income (loss)	87,466	74,799	95,331	82,556	76,473	329,159	327,013	132,854
Adjustments:
Net realized gains (losses) on investments	9,246	(8,411)	4,767	8,094	(3,236)	1,214	(76,942)	(77,360)
Gain on sale of disposal of business	—	—	—	—	—	—	9,669	42,559
Expenses directly related to the initial public offering	(2,334)	(10,237)	(700)	—	—	(10,937)	—	—
Interest premium on redemption of preferred securities of subsidiary trusts	—	(133,784)	—	—	—	(133,784)	—	—

Net income (loss) before cumulative effect of change in accounting principle	94,378	(77,633)	99,398	90,650	73,237	185,652	259,740	98,053
Cumulative effect of change in accounting principle	—	—	—	—	—	—	(1,260,939)	—

Net income (loss) after cumulative effect of change in accounting principle	$94,378	$(77,633)	$99,398	$90,650	$73,237	$185,652	$(1,001,199)	$98,053

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$1,625,238	$1,623,269	$1,546,474	$1,484,066	$1,502,963	$6,156,772	$5,681,596	$5,242,185
Net investment income	153,824	150,705	150,723	154,364	151,521	607,313	631,828	711,782
Net realized gains (losses) on investments	14,224	(12,940)	7,334	12,452	(4,978)	1,868	(118,372)	(119,016)
Amortization of deferred gain on disposal of businesses	14,497	16,042	17,522	15,405	19,308	68,277	79,801	68,296
Gain on disposal of business	—	—	—	—	—	—	10,672	61,688
Fees and other income	49,777	59,219	53,524	56,314	62,926	231,983	246,675	221,939

	1,857,560	1,836,295	1,775,577	1,722,601	1,731,740	7,066,213	6,532,200	6,186,874

Benefits, losses and expenses:
Policyholder benefits	968,965	998,394	882,365	888,241	888,763	3,657,763	3,435,175	3,240,091
Selling, underwriting, general and administrative expenses	733,508	740,192	718,148	667,819	702,979	2,829,138	2,608,232	2,495,468
Amortization of goodwill	—	—	—	—	—	—	—	113,300
Interest expense and distributions on preferred securities of subsidiary trusts	12,326	26,279	29,288	28,935	29,631	114,133	118,396	132,371
Interest premium on redemption of preferred securities of subsidiary trusts	—	205,822	—	—	—	205,822	—	—

	1,714,799	1,970,687	1,629,801	1,584,995	1,621,373	6,806,856	6,161,803	5,981,230

Income (loss) before income taxes	142,761	(134,392)	145,776	137,606	110,367	259,357	370,397	205,644
Income tax expense (benefit)	48,383	(56,759)	46,378	46,956	37,130	73,705	110,657	107,591

Net income (loss) before cumulative effect of change in accounting principle	94,378	(77,633)	99,398	90,650	73,237	185,652	259,740	98,053

Cumulative effect of change in accounting principle	—	—	—	—	—	—	(1,260,939)	—

Net income (loss)	$94,378	$(77,633)	$99,398	$90,650	$73,237	$185,652	$(1,001,199)	$98,053

Assurant Solutions
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$623,065	$624,999	$612,882	$552,403	$571,531	$2,361,815	$2,077,277	$1,906,426
Net investment income	44,759	44,658	46,315	45,387	50,490	186,850	205,037	218,213
Fees and other income	26,859	30,091	31,218	30,774	37,399	129,482	118,949	97,685

	694,683	699,748	690,415	628,564	659,420	2,678,147	2,401,263	2,222,324

Benefits, losses and expenses:
Policyholder benefits	231,576	267,081	221,755	213,280	197,113	899,229	755,140	639,905
Selling, underwriting, general and administrative expenses	404,202	390,087	424,307	364,783	411,023	1,590,200	1,449,186	1,444,323

	635,778	657,168	646,062	578,063	608,136	2,489,429	2,204,326	2,084,228

Income (loss) before income taxes	58,905	42,580	44,353	50,501	51,284	188,718	196,937	138,096
Income tax expense (benefit)	18,852	9,495	12,929	16,434	16,671	55,529	64,782	39,909

Net operating income (loss)	$40,053	$33,085	$31,424	$34,067	$34,613	$133,189	$132,155	$98,187

Net earned premiums and other considerations by major product groupings:
(amounts in millions)
Special Property Solutions	$183	$206	$185	$172	$172	$733	$552	$452
Consumer Protection Solutions	440	419	428	380	400	1,629	1,525	1,454

Total	$623	$625	$613	$552	$572	$2,362	$2,077	$1,906

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$550,947	$533,711	$506,702	$491,690	$477,145	$2,009,248	$1,833,656	$1,837,839
Net investment income	16,947	12,970	11,460	12,406	12,594	49,430	55,268	58,073
Fees and other income	9,355	8,524	8,590	7,904	7,237	32,255	22,716	14,229

	577,249	555,205	526,752	512,000	496,976	2,090,933	1,911,640	1,910,141

Benefits, losses and expenses:
Policyholder benefits	356,115	351,843	334,681	317,609	312,913	1,317,046	1,222,049	1,306,477
Selling, underwriting, general and administrative expenses	165,401	160,703	145,677	146,848	136,055	589,283	546,086	495,495

	521,516	512,546	480,358	464,457	448,968	1,906,329	1,768,135	1,801,972

Income (loss) before income taxes	55,733	42,659	46,394	47,543	48,008	184,604	143,505	108,169
Income tax expense (benefit)	19,025	14,238	15,768	17,119	16,466	63,591	49,059	37,548

Net operating income (loss)	$36,708	$28,421	$30,626	$30,424	$31,542	$121,013	$94,446	$70,621

Loss ratio (a)	64.6%	65.9%	66.1%	64.6%	65.6%	65.5%	66.6%	71.1%
Expense ratio (b)	29.5%	29.6%	28.3%	29.4%	28.1%	28.9%	29.4%	26.8%
Combined ratio (c)	93.1%	94.5%	93.2%	93.0%	92.7%	93.4%	95.2%	97.3%
Membership by product line (in thousands):
Individual	786	761	755	715	685	761	670	600
Small employer group	375	376	365	360	355	376	355	420

Total	1,161	1,137	1,120	1,075	1,040	1,137	1,025	1,020

Net earned premiums and other considerations:
(amounts in millions)
Individual	$292	$281	$262	$252	$242	$1,036	$880	$738
Small employer group	259	253	245	240	235	973	954	1,100

Total	$551	$534	$507	$492	$477	$2,009	$1,834	$1,838

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$318,044	$336,134	$297,258	$302,759	$320,279	$1,256,430	$1,232,942	$933,594
Net investment income	35,722	35,527	34,512	35,397	34,520	139,956	147,722	144,378
Fees and other income	10,384	16,898	3,832	16,290	16,773	53,793	74,324	39,568

	364,150	388,559	335,602	354,446	371,572	1,450,179	1,454,988	1,117,540

Benefits, losses and expenses:
Policyholder benefits	244,326	253,265	196,910	223,261	247,512	920,948	944,593	737,802
Selling, underwriting, general and administrative expenses	99,345	114,069	104,707	102,877	111,539	433,192	422,230	316,310

	343,671	367,334	301,617	326,138	359,051	1,354,140	1,366,823	1,054,112

Income (loss) before income taxes	20,479	21,225	33,985	28,308	12,521	96,039	88,165	63,428
Income tax expense (benefit)	7,229	8,287	11,894	9,908	4,383	34,472	31,048	22,184

Net operating income (loss)	$13,250	$12,938	$22,091	$18,400	$8,138	$61,567	$57,117	$41,244

Loss ratio (a)	76.8%	75.3%	66.2%	73.7%	77.3%	73.3%	76.6%	79.0%
Expense ratio (b)	30.2%	32.3%	34.8%	32.2%	33.1%	33.1%	32.3%	32.5%
Premium persistency ratio (c)						79.9%	79.9%	84.3%
Net earned premiums and other considerations by major product groupings:
(amounts in millions)
Group dental	$131	$135	$132	$134	$137	$538	$554	$255
Group disability	124	140	102	101	118	461	400	398
Group life	63	61	63	68	65	257	279	281

Total	$318	$336	$297	$303	$320	$1,256	$1,233	$934

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The premium persistency ratio is equal to the rate at which existing business for all issue years at the beginning of the period remains in force at the end of the period. The calculation for the year ended December 31, 2002 excludes DBD. Quarterly values of this ratio are not appropriate for the business segment.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$133,182	$128,425	$129,632	$137,214	$134,008	$529,279	$537,721	$506,716
Net investment income	50,177	48,363	46,371	48,380	45,110	188,224	183,634	179,093
Fees and other income	2,041	1,660	1,167	1,243	1,245	5,315	5,123	3,336

	185,400	178,448	177,170	186,837	180,363	722,818	726,478	689,145

Benefits, losses and expenses:
Policyholder benefits	136,948	126,205	129,019	134,091	131,225	520,540	513,393	485,902
Selling, underwriting, general and administrative expenses	38,513	39,495	34,721	37,657	35,069	146,942	136,484	119,706

	175,461	165,700	163,740	171,748	166,294	667,482	649,877	605,608

Income (loss) before income taxes	9,939	12,748	13,430	15,089	14,069	55,336	76,601	83,537
Income tax expense (benefit)	3,483	4,589	4,573	5,215	4,937	19,314	26,943	29,260

Net operating income (loss)	$6,456	$8,159	$8,857	$9,874	$9,132	$36,022	$49,658	$54,277

Net earned premiums and other considerations by channel:
(amounts in millions)
AMLIC	$72	$67	$69	$75	$72	$283	$293	$278
Independent	61	61	61	62	62	246	245	229

Total	$133	$128	$130	$137	$134	$529	$538	$507

Page10

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
($ in thousands)	2004	2003	2003	2003	2003	2003	2002	2001
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$57,610
Net investment income	6,219	9,187	12,065	12,794	8,807	42,853	40,167	112,025
Net realized gains (losses) on investments	14,224	(12,940)	7,334	12,452	(4,978)	1,868	(118,372)	(119,016)
Amortization of deferred gain on disposal of businesses	14,497	16,042	17,522	15,405	19,308	68,277	79,801	68,296
Gain on disposal of business	—	—	—	—	—	—	10,672	61,688
Fees and other income	1,138	2,046	8,717	103	272	11,138	25,563	67,121

	36,078	14,335	45,638	40,754	23,409	124,136	37,831	247,724

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	—	—	70,005
Selling, underwriting, general and administrative expenses	26,047	35,838	8,736	15,654	9,293	69,521	54,246	119,634
Interest expense and distributions on preferred securities of subsidiary trusts	12,326	26,279	29,288	28,935	29,631	114,133	118,396	132,371
Interest premium on redemption of preferred securities of subsidiary trusts	—	205,822	—	—	—	205,822	—	—

	38,373	267,939	38,024	44,589	38,924	389,476	172,642	322,010

Income (loss) before income taxes	(2,295)	(253,604)	7,614	(3,835)	(15,515)	(265,340)	(134,811)	(74,286)
Income tax expense (benefit)	(206)	(93,368)	1,214	(1,720)	(5,327)	(99,201)	(61,175)	(21,310)

Net operating income (loss)	$(2,089)	$(160,236)	$6,400	$(2,115)	$(10,188)	$(166,139)	$(73,636)	$(52,976)

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Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	March 31,		December 31,
($ in thousands)	2004		2003
Investments by Type
Fixed maturities: available-for-sale, at fair value	$8,884,270		$8,728,838
Equity Securities: available-for-sale
Preferred stocks	526,280		452,373
Common stocks	4,920		4,067
Commercial mortgage loans on real estate, at amortized cost	975,802		932,791
Policy loans	68,535		68,185
Cash and short-term investments	978,830		1,234,075
Other investments	505,577		461,473

Total	$11,944,214		$11,881,802

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,007,320	68%	$6,074,426	70%
Baa	2,318,740	26%	2,110,009	24%
Ba	403,256	5%	360,991	4%
B	111,486	1%	135,415	2%
Caa and lower	40,000	0%	39,884	0%
In or near default	3,468	0%	8,113	0%

Total	$8,884,270	100%	$8,728,838	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,601,767	18%	$1,681,746	19%
State, municipalities and political subdivisions	203,130	2%	203,679	2%
Foreign government	331,316	4%	317,748	4%
Public utilities	992,809	11%	984,141	11%
All other corporate bonds	5,755,248	65%	5,541,524	64%

Total	$8,884,270	100%	$8,728,838	100%

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Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended March 31, 2004			For the Three Months Ended March 31, 2003
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.79%	$119,251	$13,902	6.30%	$122,456	$(4,881)
Equity Securities: available-for-sale	7.00%	8,254	680	6.06%	4,987	(272)
Commercial mortgage loans on real estate, at amortized cost	8.06%	19,219	(88)	8.94%	18,998	146
Policy loans	5.68%	970	—	5.10%	888	—
Cash and short-term investments	0.80%	2,212	7	1.02%	2,917	10
Other investments	8.17%	9,714	(277)	13.84%	6,586	19

Total		159,620	$14,224		156,832	$(4,978)
Investment expenses		(5,796)			(5,311)

Net investment income		$153,824			$151,521

Gross investment gain			$19,418			$24,123
Gross investment loss			(4,377)			(17,484)
Write-downs on available-for-sale securities			(817)			(11,617)

Net investment gain (loss)			$14,224			$(4,978)

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